Tompkins Financial Corporation 8-K

EXHIBIT 99.1

For more information contact:

Stephen S. Romaine, President & CEO

Bonita N. Lindberg, SVP Director of Human Resources

Tompkins Financial Corporation (888) 503-5753

For Immediate Release

Wednesday, April 1, 2020

Tompkins Financial Corporation to

Aid Employees Affected by the COVID-19 Pandemic

ITHACA, NY - Tompkins Financial Corporation (NYSE American:TMP)

In an effort to assist its employees with unexpected financial burdens faced during the current COVID-19 crisis, Tompkins Financial is offering a discount loan program to non-executive employees who have encountered increased expenses or decreased income. These include spouse or domestic partner’s job loss, and unexpected costs for elder care or child care. In addition, Tompkins has instituted a premium of up to 25% additional pay for employees whose essential work requires them to be on-site.

“Banks have been deemed to provide an essential service to our customers and communities and this is a way we can show our appreciation to our employees,” said Stephen Romaine, president and CEO. “We understand that while we as a company are fortunate enough to maintain our workforce during this time, our team members may have spouses or partners who experience job loss. We also appreciate that they may experience unexpected costs related to the pandemic. We want our team members to know that Tompkins is standing by them in the same way they are standing by our customers.”

The premium pay model will apply to both exempt and non-exempt non-executive employees whose work requires them to report to a Tompkins location to perform essential job duties.

Tompkins Financial Corporation is a financial services company serving the Central, Western, and Hudson Valley regions of New York and the Southeastern region of Pennsylvania. Headquartered in Ithaca, NY, Tompkins Financial is parent to Tompkins Trust Company, Tompkins Bank of Castile, Tompkins Mahopac Bank, Tompkins VIST Bank, Tompkins Insurance Agencies, Inc., and offers wealth management services through Tompkins Financial Advisors. For more information on Tompkins Financial, visit www.tompkinsfinancial.com.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Examples of forward-looking statements in this press release include, without limitation, those regarding the novel coronavirus (COVID-19) and our plans in response to the coronavirus. Forward-looking statements may be identified by use of such words as "may", "will", "estimate", "intend", "continue", "believe", "expect", "plan", or "anticipate", and other similar words. Forward-looking statements are made based on management’s expectations and beliefs concerning future events impacting the Company and are subject to certain uncertainties and factors relating to the Company’s operations and economic environment, all of which are difficult to predict and many of which are beyond the control of the Company, that could cause actual results of the Company to differ materially from those expressed and/or implied by forward-looking statements. The following factors, in addition to those listed as Risk Factors in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2019, are among those that could cause actual results to differ materially from the forward-looking statements: changes in general economic, market and regulatory conditions; the severity and duration of the coronavirus outbreak and the impact of the outbreak (including the government’s response to the outbreak) on economic and financial markets, potential regulatory actions, and modifications to our operations, products, and services relating thereto; disruptions in our and our customers’ operations and loss of revenue due to pandemics, epidemics, widespread health emergencies, government-imposed travel/business restrictions, or outbreaks of infectious diseases such as the coronavirus, and the associated adverse impact on our financial position, liquidity, and our customers’ abilities to repay their obligations to us or willingness to obtain financial services products from the Company; the development of an interest rate environment that may adversely affect the Company’s interest rate spread, other income or cash flow anticipated from the Company’s operations, investment and/or lending activities; changes in laws and regulations affecting banks, bank holding companies and/or financial holding companies, such as the Dodd-Frank Act, Basel III and the Economic Growth, Regulatory Relief, and Consumer Protection Act; technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; governmental and public policy changes, including environmental regulation; reliance on large customers; and financial resources in the amounts, at the times and on the terms required to support the Company’s future businesses. The Company does not undertake any obligation to update its forward-looking statements.